Exhibit 10.14
AMENDMENT NUMBER ONE
CADENCE DESIGN SYSTEMS, INC.
2009 DEFERRED COMPENSATION PLAN
     The Cadence Design Systems, Inc. 2009 Deferred Compensation Plan shall be amended as follows, effective January 1, 2009.
     1. The references in Sections 3.2(a) and 3.2(c) to “monthly” installment distributions shall be changed to “annual” installment distributions.
     2. The fourth sentence of Section 3.2(e) shall be revised to read as follows:
     Subsequent installments, if any, shall be made the following January and each January thereafter.
     IN WITNESS WHEREOF, this instrument of amendment is executed this 29th day of July, 2008.

/s/ James J. Cowie
James J. Cowie
Sr. Vice President, General Counsel and Secretary

AMENDMENT NUMBER TWO
CADENCE DESIGN SYSTEMS, INC.
2009 DEFERRED COMPENSATION PLAN
     The Cadence Design Systems, Inc. 2009 Deferred Compensation Plan shall be amended as follows, effective January 1, 2009:
     1. Section 1.1 shall be revised by adding the following to the end thereof:
     Employer shall maintain separate Accounts for an Employee who is participating in the Plan and experienced a change in employment status (i.e., from employee to Non-Employee Director or vice versa) such that Employee will have a Non-Employee Director Account and an employee Account.
     2. A new Section 2.2 shall be added to read as follows:
     2.2 Change in Status. A participating Employee who experiences a change in employment status (i.e., from employee to Non-Employee Director or vice versa) shall be considered newly eligible to participate in the Plan in his or her new capacity for all purposes hereunder, including for purposes of making the elections pursuant to Sections 3.3 and 3.4 hereof, provided that the eligibility requirements set forth in Section 2.1 are met. If the participating Employee experiences a subsequent change in employment status (i.e., a reversal back to the previous status), such Employee shall be considered newly eligible to participate in the Plan only in accordance with Treasury Regulation Section 1.409A-2(a)(7)(ii). Participation as an employee and a Non-Employee Director shall be treated as participation in two separate “nonqualified deferred compensation plans” within the meaning of Section 409A of the Code, and such separate plans shall not be aggregated with each other pursuant to Section 409A of the Code, as provided in Treasury Regulation Section 1.409A-1(c)(2)(ii).
     3. A new Section 3.2(h) shall be added to read as follows:
     The provisions of this Section 3.2 shall apply independently to the separate Accounts of a participating Employee who has Accounts under the Plan in the capacity of both an employee and a Non-Employee Director.

     4. The third sentence of Section 3.3 shall be revised in its entirety to read as follows:
     An Employee who is hired or promoted to a position of eligibility for participation in the Plan, or an Employee who experiences a change in employment status from an employee to a Non-Employee Director (or vice versa), or a Non-Employee Director who is elected to become a Non-Employee Director during a Plan Year shall have thirty (30) days from the date of notification of eligibility for participation in the Plan (or any other plan aggregated with the Plan under Code Section 409A) in which to submit the required election documents for the then-current semi-annual period and any other semi-annual period within that same Plan Year, to the extent not prohibited by Code Section 409A.
     5. The third sentence of Section 3.4 shall be revised in its entirety to read as follows:
     Provided, however, that an Employee who is hired or promoted to a position of eligibility for participation in the Plan, or an Employee who experiences a change in employment status from an employee to a Non-Employee Director (or vice versa), or a Non-Employee Director who is elected to become a Non-Employee Director during a Plan Year shall have thirty (30) days from the date of notification of eligibility for participation in the Plan (or any other plan aggregated with the Plan under Code Section 409A) in which to submit the required distribution election documents, to the extent not prohibited by Code Section 409A.
     IN WITNESS WHEREOF, this instrument of amendment is executed this 5th day of February, 2009.

/s/ James J. Cowie
James J. Cowie
Sr. Vice President, General Counsel and Secretary